                                                                            10.3

 Form 5500                              ANNUAL RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                    OMB Nos. 1210-0016
   Department of the Treasury                 (with 100 or more participants)                                     1210-0089
                                                                                                         ---------------------------
    Internal Revenue Service            This form is required to be filed under sections 104 and                     1997
        --------------                                                                                   ---------------------------
     Department of Labor                4065 of the Employee Retirement Income Security Act of 1974      This Form is Open to Public
  Pension and Welfare Benefits          and sections 6030D, 6047(e), 6057(b), and 6058(a) of the                  Inspection.
        Administration                  Internal Revenue Code, referred to as the Code.
        --------------
Pension Benefit Guaranty Corporation               * See separate Instructions.
------------------------------------------------------------------------------------------------------------------------------------
FOR THE CALENDAR PLAN YEAR 1997 OR FISCAL PLAN YEAR BEGINNING                         , 1997, AND ENDING                  ,19
------------------------------------------------------------------------------------------------------------------------------------

   If A(1) through A(4), B, C, and/or D, do not apply to this year's             FOR IRS USE ONLY
   return/report, leave the boxes unmarked.                                      EP-ID
                                                                                 ---------------------------------------------------
A  This return/report is:  (1) [_] the first return/report filed for the plan;   (3) [_] the final return/report filed for the
                           (2) [_] an amended return/report;                             plan; or
                                                                                 (4) [_] a short plan year return/report (less than
                                                                                         12 months)

   IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK
   WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B  Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan............. * [_]
c  If your plan year changed since the last return/report, check here......................................................... * [_]
D  If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension... * [X]
------------------------------------------------------------------------------------------------------------------------------------

1a Name and address of plan sponsor (employer, if for a single-employer plan)               1b Employer Identification number (ENI)
   (Address should include room or suite no.)                                                     51:0315869
                                                                                          ------------------------------------------
     ASTROPOWER, INC.                                                                       1c Sponsor's telephone number
                                                                                               (302) 366-0400
                                                                                          ------------------------------------------
     SOLAR PARK                                                                             1d Business code (see instructions, page
                                                                                               20) 3698
                                                                                          ------------------------------------------
     NEWARK, DE 19716-2000                                                                  1e CUSIP issuer number
                                                                                               04644A
------------------------------------------------------------------------------------------------------------------------------------
2a Name and address of plan administrator (if same as plan sponsor, enter "Same")           2b Administrator's EIN
   SAME

                                                                                          ------------------------------------------
                                                                                            2c Administrator's telephone number

------------------------------------------------------------------------------------------------------------------------------------
3  If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report in line 3a and/or line 3b and complete line 3c.

 a Sponsor_________________________________________________________________________________ EIN ________________Plan number_________
 b Administrator___________________________________________________________________________ Ein ____________________________________
 c If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only ? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No." *
------------------------------------------------------------------------------------------------------------------------------------

4  ENTITY CODE. (If not shown, enter the applicable code from page 8 of the                    A
                 instructions.) *
------------------------------------------------------------------------------------------------------------------------------------
5a Name of plan * ASTROPOWER, INC. 401(K) SAVINGS PLAN                                      5b Effective date of plan (mo., day,
                  ----------------------------------------------------------------------
                                                                                               yr.) 9/01/90
________________________________________________________________________________________  ------------------------------------------
                                                                                            5c Three-digit
------------------------------------------------------------------------------------------
   All filers must complete 6a through 6d, as applicable.                                      plan number * 001
                                                                                          ------------------------------------------
6a [_] Welfare benefit plan  6b [X] Pension benefit plan                                    2
                                                                                          ------------------------------------------
   (If the correct codes are not preprinted below, enter the applicable codes from
                                                                                          ------------------------------------------
   page 8 of the instructions in the boxes.)


6c Pension plan features. (If the correct codes are not preprinted below, enter the
                                                                                          ------------------------------------------
   applicable pension plan feature codes from page 8 of the instructions in the boxes.)     C  G
                                                                                          ------------------------------------------


6d [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
------------------------------------------------------------------------------------------------------------------------------------
CAUTION: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
  Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor * /s/ SIGNATURE ILLEGIBLE ^^                                     Date * 12/12/98
                                     -------------------------------------------------------------         -------------------------
Type or print name of individual signing above /s/ SIGNATURE ILLEGIBLE ^^
                                               -------------------------------------------------------------------------------------
Signature of plan administrator * /s/ SIGNATURE ILLEGIBLE ^^                                        Date * 12/12/98
                                  ----------------------------------------------------------------         -------------------------
Type or print name of individual signing above  /s/ SIGNATURE ILLEGIBLE ^^
------------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see the instructions for Form 5500.                     MGA                     Form 5500 (1997)

Form 5500 (1997)                                                          Page 2
--------------------------------------------------------------------------------
6e  Check all applicable investment arrangements below (see instructions on page
     9):
    (1) [_] Master trust                        (2) [_] 103-12 investment entity
    (3) [_] Common/collective trust             (4) [_] Pooled separate account

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 f  Single-employer plans enter the tax year end of the employer in which this plan year ends * Month 12 Day
    31 Year 97
 g  Is any part of this plan funded by an insurance contract described in Code section 412(1)?...............   [_] Yes   [X] No
 h  If line 6g is "Yes," was the part subject to the minimum funding standards for either of the prior 2 plan
    years?...................................................................................................   [_] Yes   [_] No
--------------------------------------------------------------------------------------------------------------------------------

7   Number of participants as of the end of the plan year (welfare plans complete only lines
    7a(4), 7b, 7c and 7d):
 a  Active participants:  (1) Number fully vested ........................................   a(1)            171
                                                                                             -------------------
                          (2) Number partially vested ....................................   a(2)              0
                                                                                             -------------------
                          (3) Number nonvested ...........................................   a(3)              0
                                                                                             -------------------
                          (4) Total .......................................................................    a(4)       171
                                                                                                               ------------------
 b  Retired or separated participants receiving benefits ..................................................    b            0
                                                                                                               ------------------
 c  Retired or separated participants entitled to future benefits .........................................    c           15
                                                                                                               ------------------
 d  Subtotal. Add lines 7a(4), 7b, and 7c .................................................................    d          186
                                                                                                               ------------------
 e  Deceased participants whose beneficiaries are receiving or are entitled to receive benefits ...........    e            0
                                                                                                               ------------------
 f  Total. Add lines 7d and 7e ............................................................................    f          186
                                                                                                               ------------------
 g  Number of participants with account balances. (Defined benefit plans do not complete this line
    item) .................................................................................................    g           97
                                                                                                               ------------------
 h  Number of participants that terminated employment during the year with accrued benefits that were
    less than 100% vested..................................................................................    h            0
                                                                                                               ------------------
 i  (1) Was any participant(s) separated from service with a deferred vested benefit for which a Schedule              Yes  No
                                                                                                                  ---------------
        SSA (Form 5500) is required to be attached? (See instructions).....................................       i(1)  X
                                                                                                                  ---------------
    (2) if "Yes," enter the number of separated participants required to be reported * 8
---------------------------------------------------------------------------------------------------------------------------------

8a  Was this plan ever amended since its effective date? If "Yes," complete line 8b........................       8a    X
                                                                                                                  ---------------
    If the amendment was adopted in this plan year, complete lines 8c through 8e.
 b  If line 8a is "Yes," enter the date the most recent amendment was adopted * Month  1   Day  1   Year  94
 c  Did any amendment during the current plan year result in the retroactive reduction of accrued benefits
                                                                                                                  ---------------
    for any participants?                                                                                         c
                                                                                                                  ---------------
 d  During this plan year did any amendment change the information contained in the latest summary plan
                                                                                                                  ---------------
    descriptions or summary description of modifications available at the time of amendment?...............       d
                                                                                                                  ---------------
 e  If line 8d is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 8d been furnished to participants?
                                                                                                                  ---------------
    (see instructions).....................................................................................       e
---------------------------------------------------------------------------------------------------------------------------------

9a  Was this plan terminated during this plan year or any prior year? If "Yes," enter the year *___________       9a        X
                                                                                                                  --------------
 b  Were all the plan assets either distributed to participants or beneficiaries, transferred to another
                                                                                                                  --------------
    plan, or brought under the control of PBGC?............................................................       b         X
                                                                                                                  --------------
 c  Was a resolution to terminate this plan adopted during this plan year or any prior plan year?..........       c         X
                                                                                                                  --------------
 d  If line 9a or line 9c is "Yes," have you received a favorable determination letter from the IRS for the
    termination?...........................................................................................       d
                                                                                                                  --------------
 e  If line 9d is "No," has a determination letter been requested from the IRS?............................       e
                                                                                                                  --------------
 f  If line 9a or line 9c is "Yes," have participants and beneficiaries been notified of the termination
    or the proposed termination?...........................................................................       f
                                                                                                                  --------------
 g  If line 9a is "Yes," and the plan is covered by PBGC, is the plan continuing to file a PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the
    control of PBGC?.......................................................................................       g
                                                                                                                  --------------
 h  During this plan year, did any trust assets revert to the employer for which the Code section 4980
    excise tax is due?.....................................................................................       h         X
                                                                                                                  --------------
 i  If line 9h is "Yes," enter the amount of tax paid with Form 5330 * $
--------------------------------------------------------------------------------------------------------------------------------

10a In this plan year, was this plan merged or consolidated into another plan(s), or were assets or
    liabilities transferred to another plan(s)? If "Yes," complete lines 10b through 10e................... * [_] Yes     [X] No
    If "Yes," identify the other plan(s)                  c  Employer identification number(s)              d  Plan number(s)
  b Name of plan(s) * __________________________________________________________________________________________________________
    ____________________________________________________________________________________________________________________________
  e If required, has a Form 5310-A been filed?............................................................. * [_] Yes     [_] No
--------------------------------------------------------------------------------------------------------------------------------
11  Enter the plan funding arrangement code from  page    12 Enter the plan benefit arrangement code from page 10 of the
    10 of the instructions......... * 2                      instructions * 2
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Yes  No
                                                                                                                  --------------
13a Is this a plan established or maintained pursuant to one or more collective bargaining agreements?.....       13a        X
                                                                                                                  --------------
  b If line 13a is "Yes," enter the appropriate six-digit LM number(s) of the sponsoring labor organization(s) (see instructions):
    (1)                                  (2)                                      (3)
-------------------------------------------------------------------------------------------------------------------------------
14  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, attached. If none, enter "-0-" * 1
-------------------------------------------------------------------------------------------------------------------------------

Form 5500 (1997)                                                                                                             Page 3
------------------------------------------------------------------------------------------------------------------------------------
Welfare Plans Do Not Complete Lines 15 Through 24. Go To Line 25 On Page 4.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Yes   No
15a  If this is a defined benefit plan subject to the minimum funding standards for this plan year, is Schedule
                                                                                                                  ------------------
     B (Form 5500) required to be attached ? (if this is a defined contribution plan leave blank.)..............   15a
                                                                                                                  ------------------
  b  If this is a defined contribution plan (i.e., money purchase or target benefit), Is it subject to the minimum funding standards?
     (If a waiver was granted, see instructions.) (If this is a defined benefit plan, leave blank...............     b
     If "Yes," complete (1), (2), and (3) below:                                                                  ------------------

     (1)  Amount of employer contribution required for the plan year under Code section 412    b(1) $
                                                                                             ---------------------
     (2)  Amount of contribution paid by the employer for the plan year....................    b(2) $
                                                                                             ---------------------
          Enter date of last payment by employer * Month......... Day......... Year........
                                                                                             ---------------------
     (3)  If (1) is greater than (2), subtract (2) from (1) and enter the funding deficiency
          here; otherwise, enter -0-. (If you have a funding deficiency, file Form 5330.)       b(3) $
------------------------------------------------------------------------------------------------------------------------------------
16   Has the annual compensation of each participant taken into account under the current plan year been
     limited as required by section 401(a)(17)? (See instructions.).............................................     16   X
------------------------------------------------------------------------------------------------------------------------------------
17a  (1)  Did the plan distribute any annuity contracts this year? (See instructions.)..........................    a(1)      X
                                                                                                                  ------------------
     (2)  If (1) is "Yes," did these contracts contain a requirement that the spouse consent before any
                                                                                                                  ------------------
          distributions under the contract are made in a form other than a qualified joint and survivor annuity?    a(2)
                                                                                                                  ------------------
  b  Did the plan make distributions or loans to married participants and beneficiaries without the required
                                                                                                                  ------------------
     consent of the participant's spouse?.......................................................................     b        X
                                                                                                                  ------------------
  c  Upon plan amendment or termination, do the accrued benefits of every participant include the subsidized
                                                                                                                  ------------------
     benefits that the participant may become entitled to receive subsequent to the plan amendment or
     termination?...............................................................................................     c   X
------------------------------------------------------------------------------------------------------------------------------------
18   Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the
                                                                                                                  ------------------
     end of the plan year? (See instructions.)..................................................................    18        X
                                                                                                                  ------------------
19   If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure
                                                                                                                  ------------------
     providing automatic approval for the change, indicate whether the plan sponsor agrees to the change........    19
                                                                                                                  ------------------
20   Is the employer electing to compute minimum funding for the plan year using the Transition rule of Code
                                                                                                                  ------------------
     section 412(1)(11)?........................................................................................    20
------------------------------------------------------------------------------------------------------------------------------------
21   Check if you are applying the substantiation guidelines from Revenue Procedure 93-42, in completing
     lines 21a through 21o (see instructions)............................................................    [_]

     If you checked the box, enter the first day of the plan year for which data is being submitted *
     Month......... Day......... Year.........

  a  Does the employer apply the separate line of business rules of Code section 414(r) when testing this
                                                                                                                  ------------------
     plan for the coverage and discrimination tests of Code sections 410(b) and 401(a)(4)?......................     21a      X
                                                                                                                  ------------------
  b  If line 21a is "Yes," enter the total number of separate lines of business claimed by the employer *.......
     If more than one separate line of business, see instructions for additional information to attach.
                                                                                                                  ------------------
  c  Does the employer apply the mandatory disaggregation rules under Income Tax Regulations section
     1.410(b)-7(c)?............................................................................................        c   X
                                                                                                                  ------------------
     If "Yes," see instructions for additional information to attach.

  d  In testing whether this plan satisfies the coverage and discrimination tests of Code sections 410(b) and
                                                                                                                  ------------------
     401(a), does the employer aggregate plans?................................................................      d        X
                                                                                                                  ------------------
  e  Does the employer restructure the plan into component plans to satisfy the coverage and discrimination
                                                                                                                  ------------------
     tests of Code sections 410(b) and 401(a)(4)7..............................................................      e        X
                                                                                                                  ------------------
  f  If you meet either of the following exceptions, check the applicable box to tell us which exception you meet and do NOT complete the rest of question 21:
     (1)  [_] No highly compensated employee benefited under the plan at any time during the plan year;
     (2)  [_] This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.
                                                                                                                  ------------------
  g  Did any leased employee perform services for the employer at any time during the plan year?...............      g        X
                                                                                                                  ------------------
  h  Enter the total number of employees of the employer. Employer includes entities aggregated with the                   Number
                                                                                                                  ------------------
     employer under Code section 414(b),(c), or (m). Include leased employees and self-employed individuals....      h       208
                                                                                                                  ------------------
  i  Enter the total number of employees excludable because of: (1) failure to meet requirements for minimum age and years of service; (2) collectively bargained employees; (3) nonresident aliens who receive no
     earned income from U.S. sources; and (4) 500 hours of service/last day rule...............................      i        37
                                                                                                                  ------------------
  j  Enter the number of nonexcludable employees. Subtract line 211 from line 21h..............................      j       171
                                                                                                                  ------------------
  k  Do 100% of the nonexcludable employees entered on line 21j benefit under the plan?.........[X] Yes  [_]No
     If line 21k is "Yes," do NOT complete lines 21l through 21o.
                                                                                                                  ------------------
  l  Enter the number of nonexcludable employees (line 21j) who are highly compensated employees...............      l
                                                                                                                  ------------------
  m  Enter the number of nonexcludable employees (line 21j) who benefit under the plan.........................      m
                                                                                                                  ------------------
  n  Enter the number of employees entered on line 21m who are highly compensated employees....................      n
                                                                                                                  ------------------
  o  This plan satisfies the coverage requirements on the basis of (check one):
     (1) [_] The average benefits test (2) [_] The ratio percentage test-Enter percentage * [_] [_] [_] [.] [_] %
------------------------------------------------------------------------------------------------------------------------------------
21(c)-(o)-101(k)

Form 5500 (1997)                                                                                                       Page 4
----------------------------------------------------------------------------------------------------------------------------------
Welfare Plans Go To Line 25 On This Page.                                                                              Yes   No
----------------------------------------------------------------------------------------------------------------------------------
22a  Is it or was it ever intended that this plan qualify under Code section 401(a)? If "Yes," complete lines 22b and 22c.....................................................................................................  22a  X
                                                                                                                  ----------------
  b  Enter the date of the most recent IRS determination letter....................... * Month   11   Year   97
  c  Is a determination letter request pending with the IRS?.....................................................   c        X
----------------------------------------------------------------------------------------------------------------------------------
23a  Does the plan hold any assets that have a fair market value that is not readily determinable on an
     established market? (If "Yes,"  complete line 23b) (See instructions).......................................  23a       X
                                                                                                                  ----------------
  b  Were all the assets referred to in line 23a valued for the 1997 plan year by an independent third-party
     appraiser?..................................................................................................    b
                                                                                                                  ----------------
  c  If line 23b is "No." enter the value of the assets that were not valued by an independen third-party appraiser for the 1997 plan year. * ---------------------------------
  d  Enter the most recent date the assets on line 23c were valued by an independent third-party appraiser.
     (If more than one asset, see instructions.) * Month ....... Day ......... Year ..........
     (If this plan does not have ESOP features leave line 23a blank and go to line 24.)
  e  If dividends paid on employer securities held by the ESOP were used to make payments on ESOP loans, enter the amount of the dividends used to make the payments...........................................  23a
----------------------------------------------------------------------------------------------------------------------------------
24   Does the employer/sponsor listed on line 1a of this form maintain other qualified pension benefit plans?....  24        X
                                                                                                                  ----------------
     If "Yes," enter the total number of plans, including this plan *
----------------------------------------------------------------------------------------------------------------------------------
25a  Did any person who rendered services to the plan receive directly or indirectly $5,000 or more
     in compensation from the plan during the plan year (except for employees of the plan who were paid           ----------------
     less than $1,000 in each month)?............................................................................  25a       X
                                                                                                                  ----------------
     If "Yes," complete Part I of Schedule C (Form 5500)?........................................................   b   X
                                                                                                                  ----------------
  b  Did the plan have any trustees who must be listed in Part II of Schedule C (Form 5500)?.....................
  c  Has there been a termination in the appointment of any person listed on line 25d below?.....................   c        X
                                                                                                                  ----------------
  d  If line 25c is "Yes," check the appropriate box(es), answer lines 25e and 25f, and complete Part III of
     Schedule C (Form 5500);
     (1) [_] Accountant      (2) [_] Enrolled actuary    (3) [_] Insurance carrier  (4) [_] Custodian
     (5) [_] Administrator   (6) [_] Investment manager  (7) [_] Trustee
  e  Have there been any outstanding material disputes or matters of disagreements concerning the above           ----------------
     termination?.........................................................................................          e
                                                                                                                  ----------------
  f  If an accountant or enrolled actuary has been terminated during the plan year, has the terminated accountant/actuary been provided a copy of the explanation required by Part III of Schedule C
     (Form 5500) with a notice advising them of their opportunity to submit comments on the explanation           ----------------
     directly to the DOL?.....................................                                                      f
                                                                                                                  ----------------
  g  Enter the number of Schedules C (Form 5500) that are attached. If none, enter -0- * 1
----------------------------------------------------------------------------------------------------------------------------------
26a  Is this plan exempt from the requirement to engage an independent qualified public accountant?
     (See instructions).............................................................................               26a       X
                                                                                                                  ----------------
  b  If line 26a is "No," attach the accountant's opinion to this return/report and check the appropriate box.
     This opinion is:
     (1) [_] Unqualified
     (2) [x] Qualified/disclaimer per Department of Labor Regulations 29 CFR 2520,103-8 and/or 2520,103-12(d)
     (3) [_] Qualified/disclaimer other    (4) [_] Adverse          (5) [_] Other (explain)......................
     ............................................................................................................
     ............................................................................................................
  c  If line 26a is "No," does the accountant's report, including the financial statements and/or notesrequired to be attached to this return/report disclose (1) errors or irregularities; (2) illegal acts;
     (3) material internal control weakness; (4) a loss contingency indicating that assets are impaired or a liability incurred; (5) significant real estate or other transactions in which the plan and (A) the sponsor,
     (B) the plan administrator, (C) the employer(s), or (D) the employee organization(s) are jointly involved;
     (6) that the plan participated in any related party transactions; or (7) any unusual or infrequent events or transactions occurring subsequent to the plan year end that might significantly affect the usefulness of the
     financial statements in assessing the plan's present or future ability to pay benefits?                      ----------------
  d  If line 28c is "Yes," provide the total amount involved in such disclosure *                                    c        X
----------------------------------------------------------------------------------------------------------------------------------
27   If line 26a is "No," complete the following questions. [You may NOT use "N/A" in response to lines 27a through 27i):  If line 27a, 27b, 27c, 27d, 27e, or 27f is checked "Yes," schedules of these items in the format set forth in the instructions are required to be attached to this return/report. Schedule G
     (Form 5500) may be used as specified in the instructions.
     During the plan year:                                                                                        ----------------
  a  Did the plan have assets held for investment?................................................................  27a X
                                                                                                                  ----------------
  b  Were any loans by the plan or fixed income obligations due the plain in default as of the close of the       ----------------
     plan year or classified during the year as uncollectible?                                                     b         X
                                                                                                                  ----------------
  c  Were any leases to which the plan was a party in default or classified during the year as uncollectible?....  c         X
                                                                                                                  ----------------
  d  Were any plan transactions or series of transactions in excess of 5% of the current value of plan assets?...  d    X
                                                                                                                  ----------------
  e  Do the notes to the financial statements accompanying the accountant's opinion disclose any nonexempt
     transactions with parties-in-interest?.....................................................................   e         X
                                                                                                                  ----------------
  f  Did the plan engage in any nonexempt transactions with parties-in-interest not reported on line 27e?........  f         X
                                                                                                                  ----------------
  g  Did the plan hold qualifying employer securities that are not publicly traded?..............................  g         X
                                                                                                                  ----------------
  h  Did the plan purchase or receive any nonpublicly traded securities that were not appraised in                ----------------
     writing by an unrelated third party within 3 months prior to their receipt?...............................    h         X
                                                                                                                  ----------------
  i  Did any person manage plan assets who had a financial interest worth more than 10% in any party providing    ----------------
     services to the plan or receive anything of value from any party providing services to the plan?............  i         X
----------------------------------------------------------------------------------------------------------------------------------

Form 5500 (1997)                                                                                                        Page 5
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YES  NO
                                                                                                                    --------------
28  Did the plan acquire individual whole life Insurance contracts during the plan year?.....................   28           X
----------------------------------------------------------------------------------------------------------------------------------
29  During the plan year:

  a (1) Was this plan covered by a fidelity bond? If "Yes," complete lines 29a(2) and 29a(3).................  29a(1)    X
    (2) Enter amount of bond * $200,000
    (3) Enter the name of the surety Company * ITT HARTFORD
  b (1) Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?............  29b(1)        X
    (2) If line 29b(1) is "Yes," enter amount of loss * $
----------------------------------------------------------------------------------------------------------------------------------
30a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?
    [_] Yes         [X] No        [_] Not determined
  b If the 30a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
    Employer identification number *                     Plan number *
----------------------------------------------------------------------------------------------------------------------------------
31  Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions. Do not enter the value of that portion of an Insurance contract that guarantees, during this plan year, to pay a specific dollar benefit at a future date. Round off amounts to the nearest dollar; any other amounts are subject to rejection. Plans with no assets at the beginning and the end of the plan year, enter -0- on line 31f.
----------------------------------------------------------------------------------------------------------------------------------
                                    ASSETS                                                   (a) Beginning of Year (b) End of Year
                                                                                           ---------------------------------------
a   Total noninterest-bearing cash.......................................................    []
                                                                                           ---------------------------------------
b   Receivables: (1) Employer contributions..............................................    b(1)    104,590              109,824
                                                                                           ---------------------------------------
      (2) Participant contributions......................................................     (2)     44,296               38,417
                                                                                           ---------------------------------------
      (3) Income.........................................................................     (3)
                                                                                           ---------------------------------------
      (4) Other..........................................................................     (4)
                                                                                           ---------------------------------------
      (5) Less allowance for doubtful accounts...........................................     (5)
                                                                                           ---------------------------------------
      (6) Total. Add lines 31b(1) through 31b(4) and subtract line 31b(5)...............*     (6)    148,886              148,241
                                                                                           ---------------------------------------
c   General Investments: (1) Interest-bearing cash (including money market funds)........    c(1)
                                                                                           ---------------------------------------
      (2) Certificates of deposit........................................................     (2)
                                                                                           ---------------------------------------
      (3) U.S. Government securities.....................................................     (3)
                                                                                           ---------------------------------------
      (4) Corporate debt instruments: (A) Preferred......................................   (4)(A)
                                                                                           ---------------------------------------
          (B) All other..................................................................   (4)(B)
                                                                                           ---------------------------------------
      (5) Corporate stocks: (A) Preferred................................................   (5)(A)
                                                                                           ---------------------------------------
          (B) Common.....................................................................   (5)(B)
                                                                                           ---------------------------------------
      (6) Partnership/joint venture interests............................................    (6)
                                                                                           ---------------------------------------
      (7) Real estate: (A) Income-producing..............................................   (7)(A)
                                                                                           ---------------------------------------
          (B) Nonincome-producing........................................................   (7)(B)
                                                                                           ---------------------------------------
      (8) Loans (other than to participants) secured by mortgages: (A) Residential.......   (8)(A)
                                                                                           ---------------------------------------
          (B) Commerical.................................................................   (8)(B)
                                                                                           ---------------------------------------
      (9) Loans to participants: (A) Mortgages...........................................   (9)(A)
                      GENERAL                                                              ---------------------------------------
          (B) OTHER......................................................................  (9)(B)    114,624              122,899
                                                                                           ---------------------------------------
     (10) Other loans....................................................................
                                                                                            (10)
                                                                                           ---------------------------------------
     (11) Value of interest in commom/collective trusts..................................   (11)
                                                                                           ---------------------------------------
     (12) Value of interest in pooled separate accounts..................................   (12)
                                                                                           ---------------------------------------
     (13) Value of interest in master trusts.............................................   (13)
                                                                                           ---------------------------------------
     (14) Value of interest in 103-12 investment entities................................   (14)
                                                                                           ---------------------------------------
     (15) Value of interest in registered investment companies...........................   (15)   1,288,368            1,824,932
                                                                                           ---------------------------------------
     (16) Value of funds held in Insurance company general account (unallocated contracts). (16)     295,995              347,554
                                                                                           ---------------------------------------
     (17) Other___________________________________________________________________________   (17)
                                                                                           ---------------------------------------
     (18) Total. Add lines 31c(1) through 31c(17).......................................*    (18)  1,698,987            2,295,385
                                                                                           ---------------------------------------
d    Employer-related investments: (1) Employer securities...............................    d(1)
                                                                                           ---------------------------------------
      (2) Employer real property.........................................................    (2)
                                                                                           ---------------------------------------
e    Buildings and other property used in plan operation.................................     e
                                                                                           ---------------------------------------
f    Total assets. Add lines 31a,31b(6), 31c(18), 31d(1),31d(2) and 31e.................*     f    1,847,873            2,443,626
                               LIABILITIES
                                                                                           ---------------------------------------
g    Benefit claims payable..............................................................     g
                                                                                           ---------------------------------------
h    Operating payables..................................................................     h
                                                                                           ---------------------------------------
i    Acquisition indebtedness............................................................     i
                                                                                           ---------------------------------------
j    Other liabilities...................................................................     j
                                                                                           ---------------------------------------
k    Total liabilities. Add lines 31g through 31j.......................................*     k            0                    0
                                       NET ASSETS
                                                                                           ---------------------------------------
l    Subtract line 31k from line 31f....................................................*     l    1,847,873            2,443,626
                                                                                           ---------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Form 5500 (1997)                                                         Page 6
--------------------------------------------------------------------------------
32 Plan income, expenses, and changes in net assets for the plan year. Include all income and expenses of the plan, including any trust(s) or separately maintained fund(s), and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar, any other amounts are subject to rejection.
--------------------------------------------------------------------------------

                       INCOME                                                                     (a) Amount         (b) Total
                                                                                    -----------------------------------------------
a Contributions:
  (1)  Received or receivable from:
       (A)  Employers............................................................    a(1)(A)        109,825
                                                                                     ----------------------------
       (B)  Participants.........................................................      (B)          256,146
                                                                                     ----------------------------
                    PARTICIPANT ROLLOVERS
       (C)  Others...............................................................      (C)           80,659
                                                                                     ----------------------------
  (2)   Noncash contributions....................................................      (2)
                                                                                     ----------------------------
  (3)   Total contributions. Add lines 32a(1)(A), (B), (C) and line 32a(2)......*      (3)                             446,630
                                                                                     ---------                       --------------
b EARNINGS ON INVESTMENTS:
  (1)   Interest
        (A) Interest-bearing cash (Including money market funds).................     b(1)(A)
                                                                                     ----------------------------
        (B) Certificates of deposit .............................................      (B)
                                                                                     ----------------------------
        (C) U.S. Government securities...........................................      (C)
                                                                                     ----------------------------
        (D) Corporate debt Instruments...........................................      (D)
                                                                                     ----------------------------
        (E) Mortgage loans.......................................................      (E)

                         PARTICIPANT                                                 ----------------------------
        (F) Other loans..........................................................      (F)           10,915

                             INSURANCE                                               ----------------------------
        (G) Other interest.......................................................      (G)           20,232
                                                                                     ----------------------------
        (H) Total interest. Add lines 32b(1)(A) through (G).....................*      (H)                              31,147
                                                                                     ---------                       --------------
  (2)   Dividends: (A) Preferred stock...........................................     b(2)(A)
                                                                                     ----------------------------
        (B) Common stock.........................................................      (B)
                                                                                     ----------------------------------------------
        (C) Total dividends. Add lines 32b(2)(A) and (B)........................*      (C)                                   0
                                                                                     ---------                       --------------
  (3)   Rents....................................................................      (3)
                                                                                     ---------                       --------------
  (4)   Net gain (loss) on sale of assets: (A) Aggregate proceeds................      (4)(A)
                                                                                     ----------------------------
        (B) Aggregate carrying amount (see instructions).........................      (B)
                                                                                     ----------------------------------------------
        (C) Subtract (B) from (A) and enter result...............................      (C)                                   0
                                                                                     ---------                       --------------
  (5)   Unrealized appreciation (depreciation) of assets.........................      (5)
                                                                                     ---------                       --------------
  (6)   Net investment gain (loss) from common/collective turns..................      (6)
                                                                                     ---------                       --------------
  (7)   Net investment gain (loss) from pooled separate accounts.................      (7)
                                                                                     ---------                       --------------
  (8)   Net investment gain (loss) from master trusts............................      (8)
                                                                                     ---------                       --------------
  (9)   Net investment gain (loss) from 103-12 investment entities...............      (9)
                                                                                     ---------                       --------------
 (10)   Net investment gain (loss) from registered investment companies..........     (10)                             272,922
                                                                                     ---------                       --------------
c   Other income.................................................................       c
                                                                                     ---------                       --------------
d   Total income. Add all amounts in column (b) and enter total ................*       d                              750,699
                                                                                     ---------                       --------------
                                EXPENSES

e   Benefit payment and payments to provide benefits:
    (1) Directly to participants or beneficiaries................................     e(1)          154,946
                                                                                     ----------------------------
    (2) To insurance carriers for the provision of benefits......................      (2)
                                                                                     ----------------------------
    (3) Other....................................................................      (3)
                                                                                     ----------------------------
    (4) Total payments. Add lines 32a(1) through 32a(3).........................*      (4)                             154,946
                                                                                     ---------                       --------------
f   Interest expense.............................................................       f
                                                                                     ---------
g   Administrative expenses: (1) Salaries and allowances.........................     g(1)
                                                                                     ----------------------------
    (2) Accounting fees..........................................................      (2)
                                                                                     ----------------------------
    (3) Actuarial fees...........................................................      (3)
                                                                                     ----------------------------
    (4) Contract administrator fees..............................................      (4)
                                                                                     ----------------------------
    (5) Investment advisory and management fees..................................      (5)
                                                                                     ----------------------------
    (6) Legal fees...............................................................      (6)
                                                                                     ----------------------------
    (7) Valuation/appraisal fees.................................................      (7)
                                                                                     ----------------------------
    (8) Trustees fees/expenses (including travel, seminars, meetings, etc.)......      (8)
                                                                                     ----------------------------
    (9) Other....................................................................      (9)
                                                                                     ----------------------------------------------
   (10) Total administrative expenses. Add lines 32g(1) through 32g(?)...........     (10)                                   0
                                                                                     ---------                       --------------
h   Total expenses. Add lines 32e(4), 32f, and 32g(10)..........................*       h                              154,946
                                                                                     ---------                       --------------
i   Net Income (loss), Subtract line 32h from line 32d..........................*       i                              595,753
                                                                                     ---------                       --------------
j   Transfers to (from) the plan (see instructions)..............................       j
                                                                                     ---------                       --------------
k   Net assets at beginning of year (line 31I, column (a)).......................       k                            1,847,873
                                                                                     ---------                       --------------
l   Net assets at end of year (line 31I, column (b))............................*       l                            2,443,626
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Yes   No
                                                                        --------
33  Did any employer sponsoring the plan pay any of the administrative
    expenses of the plan that were not reported on line 32g?             X
--------------------------------------------------------------------------------

                         ATTACHMENT TO 1997 FORM 5500
                                  FOR ITEM 21

Plan Name  ASTROPOWER, INC. 401(K) SAVING PLAN                   EIN 51-0315869
           ---------------------------------------------------       -----------
                                                                 PN  001
           ---------------------------------------------------       -----------

Attachment Number  1 of  1 for:
                  ---   ---

[X] Mandatory Disaggregation
[_] Separate Line of Business (SLOB)


Plan Part / SLOB  401(M)
                  --------------------------------------------------------------

21b Enter the total number of separate lines of business claimed by the employer *______

  c  Does the employer apply the mandatory disaggregation
     rules under Income Tax Regulations section
     1.410(b)-7(c)?                                              Yes X     No___
                                                                    ---

  d  In testing whether this plan satisfies the coverage
     and discrimination tests of Code sections 410(b)
     and 401(a), does the employer aggregate plans?.......       Yes___    No X
                                                                             ---

  e  Does the employer restructure the plan into component
     plans to satisfy the coverage and discrimination
     tests of Code sections 401(b) and 401(a)(4)?.........       Yes___    No X
                                                                             ---

  f If you meet either of the following exceptions, check the applicable box to tell us which exception you meet and do NOT complete the rest of question 21:
     (1) [_] No highly compensated employee benefited under the plan at any time during the plan year.
     (2) [_] This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.

  g  Did any leased employee perform services for the
     employer at any time during the plan year?...........       Yes___    No X
                                                                             ---

  h  Enter the total number of employees of the employer.
     Employer includes entities aggregated with the
     employer under Code section 414(b), (c), or (m).
     Include leased employees and self-employed                      Number
     individuals..........................................                   208
                                                                 ---------------
  i  Enter the total number of employees excludable
     because of: (1) failure to meet requirements for
     minimum age and years of service; (2) collectively
     bargained employees; (3) nonresident aliens who
     receive no earned income from U.S. sources; and
     (4) 500 hours of service/last day rule...............                    37
                                                                 ---------------

  j  Enter the number of nonexcludable employees. Subtract
     line 21i from line 21h...............................                   171
                                                                 ---------------

  k  Do 100% of the nonexcludable employees entered on
     line 21j benefit under the plan?                            Yes X     No___
                                                                    ---
     If line 21k is "Yes," do NOT complete line 21i through 21o.

  l  Enter the number nonexcludable employees (line 21j)
     who are highly compensated employees.................       _______________

  m  Enter the number of nonexcludable employees (line 21j)
     who benefit under the plan...........................       _______________

  n  Enter the number of employees entered on line 21m who
     are highly compensated employees.....................       _______________

  o This plan satisfies the coverage requirements on the basis of (check one):
     (1) [_] The average benefits test (2) [_] The ratio percentage test--Enter percentage *______%

Notes:__________________________________________________________________________
      __________________________________________________________________________

    SCHEDULE A                               INSURANCE INFORMATION                                       OMB No. 1210-0018
    (FORM 5500)                                                                                      -------------------------------
Department of the Treasury   This Schedule is required to be filed  under section 104 of the                  1997
 Internal Revenue Service            Employee Retirement Income Security Act of 1974.                -------------------------------
     --------------                                                                                        THIS FORM IS
   Department of  Labor              * FILE AS AN ATTACHMENT TO FORM 5500 or 5500-C/R.                   OPEN TO PUBLIC
Pension and Welfare Benefits                                                                               INSPECTION
     Administration             * Insurance companies are required to provide this information       -------------------------------
     --------------                          as per ERISA section 103(a)(2).
 Pension Benefit Guaranty
     corporation
------------------------------------------------------------------------------------------------------------------------------------
For calendar year 1997 or fiscal plan year beginning                          .1997, and ending                     .19       .
------------------------------------------------------------------------------------------------------------------------------------
* PART I MUST BE COMPLETED FOR ALL PLANS REQUIRED TO FILE THIS SCHEDULE. * ENTER MASTER TRUST OR 103-12 1E IN PLACE OF "SPONSOR"
* PART II MUST BE COMPLETED FOR ALL INSURED PENSION PLANS.                 AND SPECIFY INVESTMENT ACCOUNT OR 103-12 1E IN PLACE OF
* PART III MUST BE COMPLETED FOR ALL INSURED WELFARE PLANS.               "PLAN" IF FILING WITH DOL FOR A MASTER TRUST OR 103-12 1E.
------------------------------------------------------------------------------------------------------------------------------------
Name of sponsor as shown on line 1s of Form 5500 or 5500-C/R                         Employer Identification number
ASTROPOWER, INC.                                                                          51 : 0315869
------------------------------------------------------------------------------------------------------------------------------------
Name of plan ASTROPOWER, INC. 401(K) SAVINGS PLAN                                              Three-digit
                                                                                               plan number *        0    0    1
-----------------------------------------------------------------------------------------------------------------------------------
PART 1    SUMMARY OF ALL INSURANCE CONTRACTS INCLUDED IN PARTS II AND III
          Group all contracts in the same manner as in parts II and III.
------------------------------------------------------------------------------------------------------------------------------------
 1   Check appropriate box:  a [_] Welfare plan            b [X] Pension plan            c [_] Combination pension and welfare plan
------------------------------------------------------------------------------------------------------------------------------------
 2   Coverage:      (a) Name of insurance carrier          (b) Contract or     (c) Approximate number of   Policy or contract year
                                                           Identification      persons covered at end of --------------------------
                                                              number            policy or contract year  (d) From      (e) To
-----------------------------------------------------------------------------------------------------------------------------------
     MASSACHUSETTS MUTUAL LIFE
     INSURANCE COMPANY                                            1G4 10873                      90           1/01/97     12/31/97
------------------------------------------------------------------------------------------------------------------------------------
 3   Insurance fees and commissions paid to agents and brokers:
  (a) Contract or            (b) Name and address of the agents to    (c) Amount of                      (d) Fees paid
                                                                                          ------------------------------------------
 identification number         whom commissions or fees were paid    commissions paid          Amount              Purpose
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 4   Premiums due and unpaid at end of the plan year * $              : Contract or identification number *
----------------------------------------------------------------------------------------------------------------------------------
PART II   INSURED PENSION PLANS Provide Information for each contract on a separate Part II. Where Individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
-----------------------------------------------------------------------------------------------------------------------------------
*    Contract or identification number * IG4 10873
------------------------------------------------------------------------------------------------------------------------------------
 5   Contracts with allocated funds, (for example, individual policies or group deferred annuity contracts):
  A  State the basis of premium rates * ............................................................................................
  B  Total premiums paid to carrier . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  C  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or retention of  the contract or policy, other than reported in 3 above, enter amount . . . . . . . . . . . .
     Specify nature of costs *
------------------------------------------------------------------------------------------------------------------------------------
 6   Contracts with unallocated funds, (for example, deposit administrator or immediate participation guarantee contracts). Do not include portions of these contracts maintained in separate accounts:

  A  Balance at the end of the previous year . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . .             295,995
                                                                                                                 -------------------
  B  Additions: (i) Contributions deposited during year . . . . . . . . . . . . . . . . .            77,858
                                                                                           ----------------
     (ii)  Dividends and credits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ----------------
     (iii) Interest credited during the year  . . . . . . . . . . . . . . . . . . .  . . .           20,232
                                                                                           -----------------
     (iv) Transferred from separate account . . . . . . . . . . . . . . . . . . . . . . . .
     (v)  Other (specify) * ............................................................... ----------------
     (vi) Total additions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             98,090
                                                                                                              ---------------------
 C   Total of balance and additions (add a and b(vi)) . . . . . . . . . . . . . . . . . . .  . .. . . . . . .           394,085
                                                                                                              ---------------------
 D   Deductions:
     (i)  Disbursed from fund to pay benefits or purchase annuities during year . . . . . .. _______________
     (ii) Administration charges made by carrier . . . . . . . . . . . . . . . . . . . . . . _______________
    (iii) Transferred to separate account . . . . . . . . . . . . . . . . . . . . . . . .  . _______________
                              PAID TO TRUSTEE FOR PARTICIPANT BENEFITS                               46,531
     (iv) Other (specify) * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. _______________
     (v)  Total deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           46,531
                                                                                                                -------------------
 E   Balance at end of current policy year (subtract d(v) from c) . . . . . . . . . . . . . . . . . . . . . . .         347,554
                                                                                                                --------------------
-----------------------------------------------------------------------------------------------------------------------------------
 7   Separate accounts: Current value of plan's interest in separate accounts at year end . . . . . . . . . . .               0
-----------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FORM 5500 OR 5500-C/R       MGA            SCHEDULE A (FORM 5500) 1997

Schedule A (Form 5500) 1997                                                                                                   Page 2
------------------------------------------------------------------------------------------------------------------------------------
 PART III    INSURED WELFARE PLANS
             Provide Information for each contract on a separate Part III. If more than one contract covers the same group of employees of the same employer(s) or members of the same employee organization(s), the information may be combined for reporting purposes if such contracts are experience-rated as a unit. Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
------------------------------------------------------------------------------------------------------------------------------------
 8        (a) Contract or                 (b) Type of              (c) List gross premium for          (d) Premium rate or
       identification number                benefit                       each contract                 subscription charge
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
 9     Experience-rate contracts: a Premium: (i) Amount received................................ __________________
       (ii)    Increased (decrease) in amount due but unpaid.................................... __________________
       (iii)   Increased (decrease) in unearned premium reserve................................. __________________
       (iv)    Premiums earned, add (i) and (ii), and subtract (iii)............................ .................. ________________
    b  Benefit charges: (i) Claims paid......................................................... __________________
       (ii)    Increased (decrease) in claim reserves........................................... __________________
       (iii)   Incurred claims (add (i) and (ii))............................................... .................. ________________
       (iv)    Claims charged................................................................... .................. ________________
    c  Remainder of premium: (i) Retention charges (on an accrual basis)--
               (A)   Commissions................................................................ __________________
               (B)   Administrative service or other fees....................................... __________________
               (C)   Other specific acquisition costs........................................... __________________
               (D)   Other expenses............................................................. __________________
               (E)   Taxes...................................................................... __________________
               (F)   Charges for risks or contingencies......................................... __________________
               (G)   Other retention charges.................................................... __________________
               (H)   Total retention............................................................ .................. ________________
       (ii)    Dividends or retroactive rate funds. (These amounts were [_] paid in cash, or [_] credited.)........ ________________
    d  Status of policyholder reserves at end of year. (i) Amount held to provide benefits after retirement........ ________________
       (ii)    Claim reserves................................................................... .................. ________________
       (iii)   Other reserves................................................................... .................. ________________
    e  Dividends or retroactive rate refunds due. (Do not include amount entered in c(ii).)..... .................. ________________
------------------------------------------------------------------------------------------------------------------------------------
 10    Nonexperience-rated contracts: a Total premiums or subscription charges paid to carrier..................... ________________
    b  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or retention of the contract or policy, other than reported in 3 above, report amount........... ________________
       Specify nature of costs *....................................................................................................
       .............................................................................................................................
       .............................................................................................................................
------------------------------------------------------------------------------------------------------------------------------------
                   If more space is required for any item, attach additional sheets the same size as this form.
------------------------------------------------------------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

This schedule must be attached to Form 5500 or 5500-C/R for every defined benefit, defined contribution, and welfare benefit plan where any benefits under the plan are provided by an insurance company, insurance service, or other similar organization.

SPECIFIC INSTRUCTIONS

Information entered of Schedule A (Form 5500) should pertain to the insurance contract or policy year ending with or within the plan year (for reporting purposes, a year cannot exceed 12 months). For example, if an insurance contract year begins on July 1 and ends on June 30, and the plan year begins on January 1 and ends on December 31, the Schedule A information attached to the 1997 Form 5500 should be for the insurance contract year ending on June 30, 1997.

Exception: If the insurance company maintains records on the basis of a plan year rather than a policy or contract year, the information entered on Schedule A (Form 5500) may pertain to the plan year instead of the policy or contract year.

    Include only the contracts issued to the plan for which this return/report is being filed.

Plans participating in master trust(s) and 103-12 IE?,___See investment Arrangements Filing Directly With DOL on page 4 of the instructions for Form 5500 or 5500-C/R.

Line 2(c).__Since the plan coverage may fluctuate during the year, the administrator should estimate the number of persons that were covered by the plan at the end of the policy or contract year.

     Where contracts covering individual employees are grouped, entries should be determined as of the end of the plan year.

Lines 2(d) and (e).__Enter the beginning and ending dates of the policy year for each contract listed under column ???? Enter "N/A" in column (d) if separate contracts covering individual employees are grouped.

Line 3.__Report all sales commissions in column (c) regardless of the identity of the recipient. Do not report override commissions, salaries, bonuses, etc., paid to a general agent or manager for managing an agency, or for performing other administrative functions.

     Fees to be reported in column (d) represent payments by insurance carriers to agents and brokers for items other than commissions (e.g., service fees, consulting fees, and finders (fees).

Note: For purposes of this item, commissions and fees include amounts paid by an insurance company on the basis of the aggregate value (e.g., policy amounts, premiums) of contracts or policies (or classes thereof) placed or retained. The amount (or pro rate share of the total) of such commissions or fees attributable to the contract or policy placed with or retained by the plan must be reported in column (c) or (d), as appropriate.

     Fees paid by insurance carriers to persons other than agents and brokers should be reported in Parts II and III on Schedule A (Form 5500) as acquisition costs, administrative charges, etc., as appropriate. For plans with 100 or more participants, fees paid by employee benefit plans to agents, brokers, and other persons are to be reported on Schedule C (Form 5500).

Line 5a.__The rate information called for here may be furnished by attaching the appropriate schedules of current rates filed with the appropriate state insurance departments or by providing a statement regarding the basis of the rates.

Line B.__Show deposit fund amounts rather than experience credit records when both are maintained.

Line B(d).__The rate information called for here may be furnished by attaching the appropriate schedules of current rates or a statement as to the basis of the rates.

--------------------------------------------------------------------------------

         SCHEDULE C                                  SERVICE PROVIDER AND TRUSTEE INFORMATION                   OMB No. 1210-0016
        (FORM 5500)                                                                                           -------------------
   Department of the Treasury                 THIS SCHEDULE IS REQUIRED TO BE FILED UNDER SECTION 104 OF THE         1997
     Internal Revenue Service                      EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.           -------------------
          ----------
        Department of Labor                               * File as an attachment to Form 5500.                    THIS FORM IS
Pension and Welfare Benefits Administration     Additional Schedules C (Form 5500) may be used, if needed, to     OPEN TO PUBLIC
          ----------
   Pension Benefit Guaranty Corporation          provide additional information for Parts, I, II, and/or III.       INSPECTION
------------------------------------------------------------------------------------------------------------------------------------
For the calendar year 1997 or fiscal plan year beginning                                   , 1997, and ending             ,19
------------------------------------------------------------------------------------------------------------------------------------
Name of plan sponsor as shown on line 1a of Form 5500                                                 Employer Identification number
ASTROPOWER, INC.                                                                                              51   0315869
------------------------------------------------------------------------------------------------------------------------------------
Name of plan  ASTROPOWER, INC. 401(K) SAVINGS PLAN                                                    Three-digit
                                                                                                      plan number   *   0  0  1
------------------------------------------------------------------------------------------------------------------------------------
Part 1  SERVICE PROVIDER INFORMATION (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------------------------
 1   Enter the total dollar amount of compensation paid by the plan to all persons receiving less than
     $5,000 during the plan year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
------------------------------------------------------------------------------------------------------------------------------------
 2                                                          (d) Relationship to
                          (b) Employer      (c) Official    employer, employee     (e) Gross salary    (f) Fees and    (g) Nature of
        (a) Name          identification         plan        organization, or       or allowances    commissions paid  service code
                          number (see          position     person known to be a     paid by plan           by plan        (see
                          instructions)                      party-in-interest                                         Instructions)
------------------------------------------------------------------------------------------------------------------------------------
                                               Contract
 (1)                                         administrator                                                                  12
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(35)
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(36)
------------------------------------------------------------------------------------------------------------------------------------
(37)
------------------------------------------------------------------------------------------------------------------------------------
(38)
------------------------------------------------------------------------------------------------------------------------------------
(39)
------------------------------------------------------------------------------------------------------------------------------------
(40)
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For Paperwork Reduction Act Notice, see the Instructions for Form 5500.           MGA                Schedule C (Form 5500) 1997

Schedule C (Form 5500) 1997                                                                                         PAGE 2
---------------------------------------------------------------------------------------------------------------------------
                               Enter the name and address of all trustees who served during the plan year. If more
PART II  Trustee information
                               space is required to supply this information, attach additional Schedules C (Form 5500).
---------------------------------------------------------------------------------------------------------------------------
Name    ROBERT B. HALL                                          Name    CHERYL KEITH
    ......................................................           ......................................................
Address ONE SOLAR PARK                                          Address ONE SOLAR PARK
       ...................................................              ...................................................
        NEWARK, DE 19716                                                NEWARK, DE 19716
---------------------------------------------------------------------------------------------------------------------------
Name    THOMAS K. STINER                                        Name ......................................................
    ......................................................
Address ONE SOLAR PARK                                          Address ...................................................
       ...................................................
        NEWARK, DE 19716
---------------------------------------------------------------------------------------------------------------------------
Name......................................................      Name ......................................................
Address...................................................      Address ...................................................
---------------------------------------------------------------------------------------------------------------------------
Name......................................................      Name ......................................................
Address...................................................      Address ...................................................
---------------------------------------------------------------------------------------------------------------------------
Name......................................................      Name ......................................................
Address...................................................      Address ...................................................
---------------------------------------------------------------------------------------------------------------------------
Name......................................................      Name ......................................................
Address...................................................      Address ...................................................
---------------------------------------------------------------------------------------------------------------------------
Name......................................................      Name ......................................................
Address...................................................      Address ...................................................
---------------------------------------------------------------------------------------------------------------------------
Name......................................................      Name ......................................................
Address...................................................      Address ...................................................
---------------------------------------------------------------------------------------------------------------------------
PART III Termination Information (see instructions)
---------------------------------------------------------------------------------------------------------------------------
(a) Name               (b) EIN                (c) Position                (d) Address                  (e) Telephone No.


---------------------------------------------------------------------------------------------------------------------------
(1) Explanation: ..........................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
---------------------------------------------------------------------------------------------------------------------------
(a) Name               (b) EIN                (c) Position                (d) Address                  (e) Telephone No.


---------------------------------------------------------------------------------------------------------------------------
(2) Explanation: ..........................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
---------------------------------------------------------------------------------------------------------------------------
(a) Name               (b) EIN                (c) Position                (d) Address                  (e) Telephone No.


---------------------------------------------------------------------------------------------------------------------------
(3) Explanation: ..........................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
 ...........................................................................................................................
---------------------------------------------------------------------------------------------------------------------------

                                                                                                         OMB No. 1210-0016
                                                                                                   -------------------------------
SCHEDULE SSA                    ANNUAL REGISTRATION STATEMENT IDENTIFYING SEPARATED
(FORM 5500)                          PARTICIPANTS WITH DEFERRED VESTED BENEFITS                                  1997
                                                                                                   -------------------------------
                                 Under Section 6057(a) of the Internal Revenue Code                       THIS FORM IS NOT
Department of the Treasury        * File as an attachment to Form 5500 or 5500-C/R.                        OPEN TO PUBLIC
Internal Revenue           * For Paperwork Reduction Act Notice, see the instructions for Form                INSPECTION
Service                                        5500 or 5500-C/R.
----------------------------------------------------------------------------------------------------------------------------------
For the calendar year 1997 or fiscal plan year beginning                  , 1997, and ending                       ,19
----------------------------------------------------------------------------------------------------------------------------------
1a  Name of plan sponsor (employer if for a single employer plan)                1b Sponsor's employer identification number (EIN)
    ASTROPOWER, INC.                                                                      51  0315869
------------------------------------------------------------------------------------------------------------------------------------
2a Name of plan  ASTROPOWER, INC. 401(K) SAVINGS PLAN                                      2b Three digit
                                                                                              plan number *         0  0  I
------------------------------------------------------------------------------------------------------------------------------------
3 Enter one of the following Entry Codes in column (a) for each separated participant with deferred vested benefits that:
  Code A - has not previously been reported.
  Code B - has previously been reported under the above plan number but requires revisions to the information previously reported.
  Code C - has previously been reported under another plan number but will be receiving their benefits from the plan listed above instead.
  Code D - has previously been reported under the above plan number but is no longer entitled to those deferred vested benefits.

------------------------------------------------------------------------------------------------------------------------------------
                      USE WITH ENTRY CODE                          USE WITH ENTRY CODE                       USE WITH ENTRY CODE
                     "A", "B", "C", or "D",                           "A", or "B",                                  "C"
------------------------------------------------------------------------------------------------------------------------------------
                                                Enter code for             Amount of vested benefit
                                                                         ----------------------------
                                                 nature and                               Defined
 (a)            (b)               (c)             form of                              contribution              (i)          (j)
Entry    Social security       Name of            benefit                (f)              plan               Previous      Previous
code         number          participant     --------------------                   -------------------      sponsor's       plan
                                               (d)          (a)     Defined benefit     (g)       (h)        employeer       number
                                             Type of     Payment     plan-periodic   Units or   Total      identification
                                             annuity    frequency      payment        shares   value of        number
                                                                                               account
------------------------------------------------------------------------------------------------------------------------------------
 A      ###-##-####       JAMES BECK           A           A                         16902     16,902

 A      ###-##-####       JACOB BROWN          A           A                         49868     49,868

 A      ###-##-####       JEFFREY COTTER       A           A                         10760     10,760

 A      ###-##-####       MICHAEL CULIK        A           A                          3599      3,599

 A      ###-##-####       THOMAS GOODWIN       A           A                          5609      5,609

 A      ###-##-####       CLINTON LEAGUE       A           A                          7641      7,641

 A      ###-##-####       PATRICK LASSWELL     A           A                         92623     92,623

 A      ###-##-####       MICHAEL MCGUINNESS   A           A                         16541     16,541


------------------------------------------------------------------------------------------------------------------------------------
[_] Check here if additional participants are shown on attachments. All attachments must include the sponsor's name, EIN, name of plan, plan number, and column identification letter for each column completed for line 3.
------------------------------------------------------------------------------------------------------------------------------------
[_] Check here if plan is a government, church or other plan that elects to voluntarily file Schedule SSA. If so, complete lines 4 through 5c, and the signature area. Otherwise, complete the signature area only.
------------------------------------------------------------------------------------------------------------------------------------
4   Plan sponsor's address (number, street, and room or suite no.) (If a P.O. box, see instructions for line 4.)

------------------------------------------------------------------------------------------------------------------------------------
    City or town, state, and ZIP code

------------------------------------------------------------------------------------------------------------------------------------
5a  Name of plan administrator (If other than sponsor)                           5b Administrator's EIN

------------------------------------------------------------------------------------------------------------------------------------
5c  Number, street, and room or suite no. (If a P.O. box, see the instructions for line 4.)

------------------------------------------------------------------------------------------------------------------------------------
    City or town, state, and ZIP code

------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this report, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of plan administrator * ^^SIGNATURE ILLEGIBLE^^
                                 ...................................................................................................

Phone number of plan administrator * 302-366-0400            Date * 10/12/98
------------------------------------------------------------------------------------------------------------------------------------
                                  MGA                                                                Schedule S5A (Form 5500) (1997)

                                                                                                           OMB No. 1210-0016
                                                                                                       --------------------------
SCHEDULE P                                         ANNUAL RETURN OF FIDUCIARY
(FORM 5500)                                        OF EMPLOYEE BENEFIT TRUST                                      1997
                                                                                                       --------------------------
Department of the Treasury          > File as an attachment to Form 5500, 5500-C/R, or 5500-EZ           This Form is Open to
Internal Revenue Service         > For the Paperwork Reduction Notice, see the Form 5500 Instructions.     Public inspection.
--------------------------------------------------------------------------------

For trust calendar year 1997          ,1997, and ending            ,19       .
or fiscal year beginning
--------------------------------------------------------------------------------
 Please type or Print
--------------------------------------------------------------------------------
     1a Name of Trustee or custodian

        ROBERT B. HALL, CHERYL KEITH, THOMAS K. STINER
--------------------------------------------------------------------------------
     b  Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ)

        ASTRO POWER, INC. ONE SOLAR PARK
---------------------------------------------------------------------------------------------------------------------------------
     c  City or town, state, and ZIP code

        NEWARK, DE 19716-2000
---------------------------------------------------------------------------------------------------------------------------------
2a  Name of trust                                                                  b  Trust's employer identification number
    ASTROPOWER, INC. 401(K)SAVINGS TRUST AGREEMENT
                                                                                                51  0315869
---------------------------------------------------------------------------------------------------------------------------------
 3   Name of plan if different from name of trust
     ASTROPOWER, INC. 401(K) SAVINGS PLAN
---------------------------------------------------------------------------------------------------------------------------------
 4   Have you furnished the participating employee benefit plan(s) with the trust financial information
     required to be reported by the plan(s)? ...........................................................   [X] YES   [_] NO
---------------------------------------------------------------------------------------------------------------------------------
 5   Enter the plan sponsor's employer identification number as shown on Form 5500,
     5500-C/R, or 5500-EZ........................................................ *    51  0315869
---------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

Signature of fiduciary *   /s/ SIGNATURE ILLEGIBLE              Date *  10/12/98
--------------------------------------------------------------------------------

INSTRUCTIONS

Section references are to the Internal Revenue Code.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

   Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

   1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

   2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.
   If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE: Trustees who do not have an EIN may apply for one on Form SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

 . FORM 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on FORM 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

 . FORM 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

 . FORM 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See CIRCULAR E, Employer's Tax Guide (Pub. 15), for more information.)
--------------------------------------------------------------------------------
                                      MGA            Schedule P (Form 5500) 1997

                             SUMMARY ANNUAL REPORT

                   FOR ASTROPOWER, INC. 401(K) SAVINGS PLAN


This is a summary of the annual report of the ASTROPOWER, INC. 401(K) SAVINGS PLAN, EIN 51-0315869, Plan No. 001, for the period January 1, 1997 through December 31, 1997. The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

                           BASIC FINANCIAL STATEMENT

Benefits under the plan are provided through a trust fund and insurance. Plan expenses were $154,946. These expenses included $154,946 in benefits paid to participants and beneficiaries. A total of 186 persons were participants in or beneficiaries of the plan at the end of the plan year.

The value of plan assets, after subtracting liabilities of the plan, was $2,443,626 as of December 31, 1997, compared to $1,847,873 as of January 1, 1997. During the plan year the plan experienced an increase in its net assets of $595,753. This increase includes unrealized appreciation and depreciation in the value of plan assets; that is, the difference between the value of the plan's assets at the end of the year and the value of the assets at the beginning of the year or the cost of assets acquired during the year. The plan had total income of $750,699 including employer contributions of $109,825, employee contributions of $256,146, and earnings from investments of $304,069.

                     YOUR RIGHTS TO ADDITIONAL INFORMATION

You have the right to receive a copy of the full annual report, or any part thereof, on request. The items listed below are included in that report:

     1. an accountant's report;
     2. assets held for investment;
     3. transactions in excess of 5% of plan assets; and
     4. insurance information, including sales commissions paid by insurance carriers.

To obtain a copy of the full annual report, or any part thereof, write or call ASTROPOWER, INC., SOLAR PARK, NEWARK, DE 19716-2000, (302) 366-0400.

You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes, or both. If you request a copy of the full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report.

You also have the legally protected right to examine the annual report at the main office of the plan (ASTROPOWER, INC., SOLAR PARK, NEWARK, DE 1976-2000) and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Public Disclosure Room, N-5638, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.